Exhibit 1.1

EXECUTION VERSION

REDWOOD TRUST, INC.

10,000,000 Shares of Common Stock

Underwriting Agreement

January 29, 2019

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

Credit Suisse Securities (USA) LLC

Goldman Sachs & Co. LLC

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o Wells Fargo Securities, LLC

375 Park Avenue, 4th Floor

New York, New York 10152

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Ladies and Gentlemen:

Redwood Trust, Inc., a Maryland corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC are acting as representatives (the “Representatives”), an aggregate of 10,000,000 shares of common stock, par value $0.01 per share, of the Company (the “Underwritten Securities”) and, at the option of the Underwriters, up to an additional 1,500,000 shares of common stock, par value $0.01 per share, of the Company (the “Option Securities”). The Underwritten Securities and the Option Securities are herein referred to as the “Securities”. The shares of common stock, par value $0.01 per share, of the Company to be outstanding after giving effect to the sale of the Securities are referred to herein as the “Common Stock”.

The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1.          Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement (File No. 333-211267) including a prospectus dated May 10, 2016 (the “Base Prospectus”) relating to the Securities. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness, is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus Supplement” means the preliminary prospectus supplement dated January 29, 2019 describing the Securities and the offering thereof and any other prospectus supplement to the Base Prospectus in preliminary form that describes the Securities and the offering thereof and is used prior to the filing of the Prospectus (as defined below). The Preliminary Prospectus Supplement, together with the Base Prospectus, is referred to herein as the “Preliminary Prospectus”. As used herein, the term “Prospectus” shall mean the final prospectus supplement to the Base Prospectus that describes the Securities and the offering thereof, together with the Base Prospectus, in the form first used or made available upon request of purchasers pursuant to Rule 173 under the Securities Act in connection with confirmation of sales of the Securities. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Prospectus, as amended or supplemented immediately prior to the Time of Sale, each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act), if any, listed on Annex B hereto and the information listed on Annex C hereto.

2.          Purchase of the Securities by the Underwriters. (a) The Underwriters propose to offer the Underwritten Securities from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. The Company agrees to issue and sell the Underwritten Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price per share of $15.46 (the “Purchase Price”).

In addition, the Company agrees to issue and sell the Option Securities to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Securities at the Purchase Price, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Securities but not payable on the Option Securities.

If any Option Securities are to be purchased, the number of Option Securities to be purchased by each Underwriter shall be the number of Option Securities which bears the same ratio to the aggregate number of Option Securities being purchased as the number of Underwritten Securities set forth opposite the name of such Underwriter in Schedule 1 hereto (or such amount increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Securities being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Securities as the Representatives in their sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Securities at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Securities as to which the option is being exercised and the date and time when the Option Securities are to be delivered and paid for, which may be the same date and time as the Closing Date (as defined below) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

(b)          The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c)          Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Securities, at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 at 10:00 A.M., New York City time on February 1, 2019, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Securities, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Securities. The time and date of such payment for the Underwritten Securities is referred to herein as the “Closing Date” and the time and date for such payment for the Option Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.

Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Securities to be purchased on such date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of such Securities duly paid by the Company, as applicable. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

(e)          The Company acknowledges and agrees that the Representatives and the other Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

3.          Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a)          Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Time of Sale Information, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(b)          Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c)          Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof. Each such Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(e), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus deemed to be a part thereof that has not been superseded or modified.

(d)          Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus complied and will comply in all material respects with the Securities Act and does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 7(b) hereof.

(e)          Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f)          Financial Statements. The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein (subject to normal year-end adjustments, which adjustments, either individually or in the aggregate, will not be material); the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby; and any pro forma financial information and related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information and the Prospectus.

(g)          No Material Adverse Change. Except as otherwise described in the Registration Statement, the Time of Sale Information or the Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, (i) there has been no material change in the capital stock, long-term debt, notes payable or current portion of long-term debt of the Company or any of the Significant Subsidiaries (defined below), or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and entities of which the Company (a) owns greater than 50% of the outstanding equity, (b) has greater than 50% of the voting rights or (c) otherwise controls directly or indirectly through one or more intermediaries (each, a "subsidiary" and together, the "subsidiaries") taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(h)          Organization and Good Standing. The Company and each of the subsidiaries that is set forth in Schedule 2 hereto (the “Significant Subsidiaries”) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement (a “Material Adverse Effect”). The Significant Subsidiaries are the only subsidiaries material to the business of the Company.

(i)          Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company (excluding, for purposes of this representation and for the avoidance of doubt, each entity set forth in Schedule 3 hereto), free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

(j)          Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee or delegatee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (iii) each such grant of Stock Options was made in accordance with the terms of the applicable Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange and any other exchange on which Company securities are traded, (iv) the per share exercise price of each Stock Option was equal to the fair market value of a share of Common Stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of granting, Stock Options prior to, or otherwise coordinated the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(k)          Due Authorization. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby or by the Time of Sale Information and the Prospectus has been duly and validly taken.

(l)          Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(m)          The Securities. The Securities to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and non-assessable and will conform to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus, and the issuance of the Securities will not be subject to any preemptive or similar rights.

(n)          Description of the Underwriting Agreement. This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(o)          No Violation or Default. (i) Neither the Company nor any of the Significant Subsidiaries is in violation of its charter or by-laws or similar organizational documents; (ii) neither the Company nor any of its subsidiaries is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; and (iii) neither the Company nor any of its subsidiaries is in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(p)          No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement or the Time of Sale Information and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of the Significant Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority except, in the case of clauses (i) and (iii) above, for any such breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(q)          No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement or the Time of Sale Information and the Prospectus, except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

(r)          Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(s)          Independent Accountants. Grant Thornton LLP, who have certified certain financial statements of the Company and its subsidiaries, are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t)          Investment Portfolio; Investment Policies; Title to Real and Personal Property. As of the date hereof, the investment portfolio (other than cash and cash equivalents) of the Company consists primarily of residential, commercial and multifamily real estate loans; residential, commercial and multifamily real estate securities (including debt securities issued by Fannie Mae or Freddie Mac); mortgage servicing rights; derivative financial instruments; and other investments that are related to, or substantially economically equivalent to, any of the foregoing. As of the date hereof, the derivative financial instruments held by the Company consist of interest rate cap agreements, interest rate swap agreements, interest rate futures and options, credit default index swaps, loan purchase and forward sale commitments and mortgage “to be announced” (TBA) contracts. Except as otherwise described in the Registration Statement, the Time of Sale Information or the Prospectus, the Company has no plan or intention to materially alter its stated investment policies and operating policies and strategies as such are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the Commission. The Company is and at all times has been in compliance with its investment policy, except as the Board of Directors of the Company shall have expressly approved otherwise in each instance of non-compliance. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except for “real estate owned” properties owned by the Company as a result of foreclosures on delinquent loans, if any, the Company and its subsidiaries do not own any real property. Any real property and buildings held under lease by the Company and its subsidiaries are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, or except as would not have a Material Adverse Effect.

(u)          Title to Intellectual Property. To the Company’s best knowledge, (i) the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and (ii) the conduct of their respective businesses will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others.

(v)         No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(w)          Investment Company Act. Neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will be required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(x)          Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof (taking into account all permitted extensions); and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(y)          REIT Qualification. The Company, commencing with its taxable year ended December 31, 1994, has been organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (“REIT”) under Sections 856 through 860 of the Code; its proposed method of operation as described in the Registration Statement, the Time of Sale Information and the Prospectus will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code; and the Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code.

(z)          Qualified REIT Subsidiaries. Each of the subsidiaries listed on Schedule 5 is or, prior to its sale or dissolution was, either (i) a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code (“Qualified REIT Subsidiary”) or (ii) an entity that is (or was) disregarded as an entity separate from its owner for U.S. federal income tax purposes. Any securitization trusts formed by the Company’s Qualified REIT Subsidiaries are either (i) treated as a real estate mortgage investment conduit within the meaning of Section 860D of the Code, or (ii) disregarded as an entity separate from its owner for U.S. federal income tax purposes.

(aa)         Taxable REIT Subsidiaries. Each of the subsidiaries listed on Schedule 6 is, or prior to its sale or dissolution was, a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code. The Company has had and has no other “taxable REIT subsidiaries” other than wholly-owned subsidiaries of the foregoing.

(bb)         Taxable Mortgage Pool. Neither the Company nor any of its subsidiaries or asset pools is treated as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

(cc)         Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course; and, to the knowledge of the Company, all third-party service providers used, employed, hired or otherwise contracted with by the Company or any of its subsidiaries have obtained all necessary licenses or other relevant authorizations to do business in all jurisdictions in which such third-party service providers do business on behalf of the Company or its subsidiaries, except where the failure of that service provider to obtain such license or authorization would not, individually or in the aggregate, have a Material Adverse Effect.

(dd)         No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, except, in each case, as would not have a Material Adverse Effect.

(ee)         Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings that would not reasonably be expected to have a Material Adverse Effect, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect, and (z) none of the Company and its subsidiaries anticipates capital expenditures relating to any Environmental Laws that would be material to the Company and its subsidiaries taken as a whole.

(ff)         Hazardous Substances. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, by, due to or caused by the Company or any of its subsidiaries (or, to the best of the Company’s knowledge, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a location that could reasonably be expected to give rise to any liability under the Environmental Laws, except for any violation or liability which would not, individually or in the aggregate, have a Material Adverse Effect.

(gg)         Compliance With ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no Plan has failed to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), whether or not waived, nor is any such Plan in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (iii) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur which could reasonably be expected to result in a Material Adverse Effect; and (iv) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any material liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA).

(hh)         Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ii)         Accounting Controls. The Company, on a consolidated basis with its subsidiaries, maintains a system of “internal control over financial reporting”, as defined in Rule 13a-15(f) of the Exchange Act, that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its subsidiaries on a consolidated basis; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company and its subsidiaries are being made only in accordance with authorizations of management and directors of the Company and its subsidiaries; (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its subsidiaries that could have a material effect on the consolidated financial statements of the Company; and (iv) provide reasonable assurance that interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Information and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal control over financial reporting. The Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(jj)         eXtensible Business Reporting Language. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and have been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(kk)         Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(ll)         No Unlawful Payments. None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(mm)         Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(nn)         No Conflicts with Sanctions Laws. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(oo)         No Restrictions on Subsidiaries. No subsidiary of the Company (excluding, for purposes of this representation and for the avoidance of doubt, each entity set forth in Schedule 4 hereto) is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(pp)         No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(qq)         No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(rr)         No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(ss)         Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement, the Time of Sale Information and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(tt)         Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(uu)         Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus are not based on or derived from sources that are reliable and accurate in all material respects.

(vv)         Sarbanes-Oxley Act. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ww)         Status under the Securities Act. At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer”, as defined in Rule 405 under the Securities Act. At the time of filing the Registration Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, the Company was a well-known seasoned issuer, as defined in Rule 405 under the Securities Act, and, at the date hereof, the Company is, and, at the Closing Date and any Additional Closing Date, the Company will be, eligible to use the Registration Statement in connection with the offering and sale of the Securities.

(xx)        Solvency. The Company and its subsidiaries, taken as a whole (the “Group”), is, and immediately upon consummation of the transactions contemplated herein and in the Time of Sale Information and the Prospectus will be, Solvent. As used herein, the term “Solvent” means, with respect to the Group, on a particular date, that on such date (a) the fair market value of the assets of the Group is greater than the total amount of liabilities (including contingent liabilities) of the Group, (b) the present fair salable value of the assets of the Group is greater than the amount that will be required to pay the probable liabilities of the Group on its debt as they become absolute and mature, (c) the Group is able to realize upon its assets and pay its debts and other liabilities (including contingent obligations) as they mature, and (d) the Group does not have unreasonably small capital.

(yy)         Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are reasonably believed by the Company to be adequate in all material respects for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted and, to the Company’s knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants.  The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with the business of the Company and its subsidiaries as currently conducted, and, to the knowledge of the Company, there have been no material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same.  The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except for such failures as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.          Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a)          Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City as soon as reasonably practicable, but in no event later than 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b)          Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(c)          Amendments or Supplements, Issuer Free Writing Prospectuses. During the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably objects.

(d)          Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (viii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(e)          Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Time of Sale Information is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f)          Blue Sky Compliance. The Company will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g)          Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h)          Clear Market. For a period of 45 days after the date of this Agreement, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or publicly announce the intention to do any of the foregoing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (v) any Securities to be sold hereunder; (w) any shares of Common Stock issued pursuant to the Company’s Direct Stock Purchase and Dividend Reinvestment Plan; (x) any shares of Common Stock, options to purchase shares of Common Stock or other equity-based awards granted under the Company’s existing equity incentive plans, including the Employee Stock Purchase Plan or any replacement plan under a new registration statement; (y) any shares of Common Stock issued upon the exercise of options or other awards (including deferred stock units) granted under existing equity incentive plans, including the Employee Stock Purchase Plan; and (z) any shares of Common Stock (with a value not exceeding $13.5 million) as consideration in connection with the Company’s option to purchase the remainder of the 5 Arches, LLC platform, as described in the Registration Statement, the Time of Sale Information and the Prospectus.

Notwithstanding the foregoing paragraph, the Company may make offers and sales of Common Stock pursuant to the “at-the-market” offering program previously announced by the Company and conducted pursuant to the Registration Statement (the “ATM program”) beginning 15 days after the date of this Agreement; provided that the Company will not, without the prior written consent of Wells Fargo Securities, LLC, make offers and sales of Common Stock pursuant to the ATM program prior to 15 days after the date of this Agreement.

(i)          Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds”.

(j)          No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(k)          Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange (the “Exchange”).

(l)          Reports. During the period of three years following the date of this Agreement, except for such documents that are publicly available on EDGAR, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

(m)          Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)          Taxes. The Company and its subsidiaries will timely pay all material federal, state, local and foreign taxes and will timely file all material tax returns required to be paid or filed for the current and subsequent taxable years.

(o)          REIT Qualification. Unless the board of directors of the Company determines it is no longer in the best interests of the Company to continue to qualify as a REIT, (i) the Company will continue to be organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, the Company’s proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code for its current and subsequent taxable years and the Company will not change its operations or engage in activities which would cause it to fail to qualify as a REIT under the Code, and (ii) the Company will also continue to cause each of its subsidiaries designated as either (i) a “qualified REIT subsidiary” within the meaning of Section 856(i) of the Code to continue to so qualify or (ii) a “taxable REIT subsidiary” within the meaning of Section 856(l) of the Code to continue to so qualify, except to the extent that, in either case, a failure to so qualify could not have a material adverse effect on the Company’s qualification as a REIT.

(p)          Investment Company Act. The Company will not be or become, at any time prior to the expiration of six months after the date hereof, an “investment company”, as such term is defined in the Investment Company Act.

(q)          Downgrade of Securities. The Company shall provide prompt written notice to the Representatives if a downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by any of the Company’s subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) of the Exchange Act.

5.          Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a)          It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)          It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that any Underwriter using a term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.

(c)          It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6.          Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Securities on the Closing Date or the Option Securities on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)          Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b)          Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c)          No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) of the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(d)          No Material Adverse Change. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e)          Officer’s Certificate. The Representatives shall have received (I) on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officers, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above; and (II) on and as of the date hereof and the Closing Date or the Additional Closing Date, as the case may be, a certificate executed by the chief financial officer of the Company with respect to certain financial data contained in the Registration Statement, the Time of Sale Information, the Prospectus and each free writing prospectus, if any, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives.

(f)          Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Grant Thornton LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g)          Opinions and Negative Assurance Letter for the Company. (i) Latham & Watkins LLP, special counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and negative assurance letter, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto; (ii) Latham & Watkins LLP, tax counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto; (iii) Venable LLP, Maryland counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto; and (iv) Weintraub Tobin Chediak Coleman Grodin Law Corporation, special counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in the form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-4 hereto.

(h)          Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Clifford Chance US LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i)          No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities.

(j)          Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k)          Exchange Listing. At the Closing Date, the Securities shall have been approved for listing on the Exchange, subject only to official notice of issuance.

(l)          Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, by the executive officers and directors of the Company relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(m)          Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7.          Indemnification and Contribution.

(a)          Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”) or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

(b)          Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any road show or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the information contained in the second, third and fourth sentences of the third paragraph under the caption “Underwriting”; the twelfth paragraph relating to stabilizing transactions and syndicate covering transactions under the caption “Underwriting” and the thirteenth paragraph relating to Regulation M under the caption “Underwriting”.

(c)          Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d)          Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)          Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)          Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8.          Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.          Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the NYSE American (f/k/a the NYSE MKT and the American Stock Exchange), the Nasdaq Global Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10.         Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)          If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate number of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d)          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11.         Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters of up to $10,000); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (x) all expenses and application fees related to the listing of the Securities on the Exchange.

(b)          If (i) this Agreement is terminated pursuant to Section 9(ii), (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement (other than as a result of a termination pursuant to Section 9(i), 9(iii) or 9(iv)), the Company agrees to reimburse the Underwriters for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors, affiliates and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

14.         Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15.         Recognition of the U.S. Special Resolution Regimes.

(a)          The following definitions shall be applied to the terms used in Section 15(b) and Section 15(c) below.

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(b)          In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(c)          In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

16.         Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.

(b)          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Wells Fargo Securities, LLC, 375 Park Avenue, 4th Floor, New York, NY 10152, (fax: 212-214-5918), Attention: Equity Syndicate Department;; c/o J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, (fax: 212-622-8358), Attention: Equity Syndicate Desk; Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, New York 10010-3649, (fax: 212-325-4296), Attention: IBCM-Legal; and Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282 (telephone: 1-866-471-2526, fax: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com), Attention: Prospectus Department. Notices to the Company shall be given to it at One Belvedere Place, Suite 300, Mill Valley, California 94941, (fax: 415-381-1773), Attention: General Counsel, with a copy, which shall not constitute notice, to Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, (fax: 714-755-8290), Attention: William J. Cernius, Esq.

(c)          Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d)          Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e)          Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f)          Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

(g)          Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

REDWOOD TRUST, INC.

By:	/s/ Collin L. Cochrane
Name: Collin L. Cochrane
Title: Chief Financial Officer

[Signature Page – Underwriting Agreement]

Accepted as of the date first written above

Wells fargo securities, llc

j.p. morgan securities llc

credit suisse securities (USA) llc

goldman sachs & co. llc

For themselves and on behalf of the

several Underwriters listed

in Schedule 1 hereto.

wells fargo securities, llc

By:	/s/ David Herman

Authorized Signatory

j.p. morgan securities llc

By:	/s/ Drummond S. Rice

Authorized Signatory

credit suisse securities (USA) llc

By:	/s/ Christopher Eby

Authorized Signatory

goldman sachs & CO. LLC

By:	/s/ Daniel Young

Authorized Signatory

[Signature Page – Underwriting Agreement]

Schedule 1

Underwriter	Number of Underwritten Securities

Wells Fargo Securities, LLC	3,500,000

J.P. Morgan Securities LLC	3,500,000

Credit Suisse Securities (USA) LLC	2,000,000

Goldman Sachs & Co. LLC	500,000

JMP Securities LLC	500,000

Total	10,000,000

Schedule 2

Significant Subsidiaries

Subsidiaries	State of Incorporation or Organization

Redwood Residential Acquisition Corporation	Delaware

Redwood Subsidiary Holdings, LLC	Delaware

RWT Holdings, Inc.	Delaware

RWT Securities, LLC	Delaware

Sequoia Residential Funding, Inc.	Delaware

RWT Financial, LLC	Delaware

Schedule 3

List of Excluded Entities

Sequoia Mortgage Trust 4

Sequoia Mortgage Trust 5

Sequoia Mortgage Trust 6

Sequoia Mortgage Funding Trust 2003-A

Sequoia Mortgage Trust 9

Sequoia Mortgage Trust 10

Sequoia Mortgage Trust 11

Sequoia Mortgage Trust 2003-1

Sequoia Mortgage Trust 2003-2

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-C

Sequoia Mortgage Trust 2003-3

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-D

Sequoia Mortgage Trust 2003-4

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E

Sequoia Mortgage Trust 2003-5

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H

Sequoia Mortgage Trust 2003-8

Sequoia Mortgage Trust 2004-1

Sequoia Mortgage Trust 2004-3

Sequoia Mortgage Trust 2004-4

Sequoia Mortgage Trust 2004-5

Sequoia Mortgage Trust 2004-6

Sequoia Mortgage Trust 2004-7

Sequoia Mortgage Trust 2004-8

Sequoia Mortgage Trust 2004-9

Sequoia Mortgage Trust 2004-10

Sequoia Mortgage Trust 2004-11

Sequoia Mortgage Trust 2004-12

Sequoia Mortgage Trust 2005-1

Sequoia Mortgage Trust 2005-2

Sequoia Mortgage Trust 2005-3

Sequoia Mortgage Trust 2005-4

Sequoia Mortgage Trust 2006-1

Sequoia Mortgage Trust 2007-1

Sequoia Mortgage Trust 2007-2

Sequoia Mortgage Trust 2007-3

Sequoia Mortgage Trust 2007-4

Sequoia Mortgage Trust 2010-H1

Sequoia Mortgage Trust 2011-1

Sequoia Mortgage Trust 2011-2

Sequoia Mortgage Trust 2012-1

Sequoia Mortgage Trust 2012-2

Sequoia Mortgage Trust 2012-3

Sequoia Mortgage Trust 2012-4

Sequoia Mortgage Trust 2012-5

Sequoia Mortgage Trust 2012-6

Sequoia Mortgage Trust 2013-1

Sequoia Mortgage Trust 2013-2

Sequoia Mortgage Trust 2013-3

Sequoia Mortgage Trust 2013-4

Sequoia Mortgage Trust 2013-5

Sequoia Mortgage Trust 2013-6

Sequoia Mortgage Trust 2013-7

Sequoia Mortgage Trust 2013-8

Sequoia Mortgage Trust 2013-9

Sequoia Mortgage Trust 2013-10

Sequoia Mortgage Trust 2013-11

Sequoia Mortgage Trust 2013-12

Sequoia Mortgage Trust 2014-1

Sequoia Mortgage Trust 2014-2

Sequoia Mortgage Trust 2014-3

Sequoia Mortgage Trust 2014-4

Sequoia Mortgage Trust 2015-1

Sequoia Mortgage Trust 2015-2

Sequoia Mortgage Trust 2015-3

Sequoia Mortgage Trust 2015-4

Sequoia Mortgage Trust 2016-1

Sequoia Mortgage Trust 2016-2

Sequoia Mortgage Trust 2016-3

Sequoia Mortgage Trust 2016-4

Sequoia Mortgage Trust 2017-1

Sequoia Mortgage Trust 2017-2

Sequoia Mortgage Trust 2017-3

Sequoia Mortgage Trust 2017-4

Sequoia Mortgage Trust 2017-5

Sequoia Mortgage Trust 2017-6

Sequoia Mortgage Trust 2017-7

Sequoia Mortgage Trust 2017-CH1

Sequoia Mortgage Trust 2017-CH2

Sequoia Mortgage Trust 2018-1

Sequoia Mortgage Trust 2018-2

Sequoia Mortgage Trust 2018-3

Sequoia Mortgage Trust 2018-4

Sequoia Mortgage Trust 2018-5

Sequoia Mortgage Trust 2018-6

Sequoia Mortgage Trust 2018-7

Sequoia Mortgage Trust 2018-8

Sequoia Mortgage Trust 2018-CH1

Sequoia Mortgage Trust 2018-CH2

Sequoia Mortgage Trust 2018-CH3

Sequoia Mortgage Trust 2018-CH4

Sequoia Mortgage Trust 2019-1

Acacia CDO 5, Ltd.

Acacia CDO 5, Inc.

Acacia CDO 7, Ltd.

Acacia CDO 7, Inc.

Acacia CDO 9, Ltd.

Acacia CDO 9, Inc.

Acacia CDO 10, Ltd.

Acacia CDO 10, Inc.

Acacia CDO 11, Ltd.

Acacia CDO 11, Inc.

Acacia CDO 12, Ltd.

Acacia CDO 12, Inc.

Acacia CRE CDO 1, Ltd.

Acacia CRE CDO 1, Inc.

RWT Holdings REIT, Inc.

Redwood Capital Trust I

Greystone ESS Trust I

BDS RWT KS07 LLC

BDS RWT KW02 LLC

BD IV NES Purchaser, LLC

BD IV TES Purchaser, LLC

MSR Black Diamond Advances (Depositor) IV, LLC

MSR Black Diamond Advances Issuer Trust IV

HGI RWT JV, LP

HGI RWT WLIF, LP

HGI RWT Finance, LLC

HGI RWT CE, LLC

Schedule 4

List of Excluded Entities

Sequoia Mortgage Trust 4

Sequoia Mortgage Trust 5

Sequoia Mortgage Trust 6

Sequoia Mortgage Funding Trust 2003-A

Sequoia Mortgage Trust 9

Sequoia Mortgage Trust 10

Sequoia Mortgage Trust 11

Sequoia Mortgage Trust 2003-1

Sequoia Mortgage Trust 2003-2

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-C

Sequoia Mortgage Trust 2003-3

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-D

Sequoia Mortgage Trust 2003-4

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-E

Sequoia Mortgage Trust 2003-5

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-F

Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H

Sequoia Mortgage Trust 2003-8

Sequoia Mortgage Trust 2004-1

Sequoia Mortgage Trust 2004-3

Sequoia Mortgage Trust 2004-4

Sequoia Mortgage Trust 2004-5

Sequoia Mortgage Trust 2004-6

Sequoia Mortgage Trust 2004-7

Sequoia Mortgage Trust 2004-8

Sequoia Mortgage Trust 2004-9

Sequoia Mortgage Trust 2004-10

Sequoia Mortgage Trust 2004-11

Sequoia Mortgage Trust 2004-12

Sequoia Mortgage Trust 2005-1

Sequoia Mortgage Trust 2005-2

Sequoia Mortgage Trust 2005-3

Sequoia Mortgage Trust 2005-4

Sequoia Mortgage Trust 2006-1

Sequoia Mortgage Trust 2007-1

Sequoia Mortgage Trust 2007-2

Sequoia Mortgage Trust 2007-3

Sequoia Mortgage Trust 2007-4

Sequoia Mortgage Trust 2010-H1

Sequoia Mortgage Trust 2011-1

Sequoia Mortgage Trust 2011-2

Sequoia Mortgage Trust 2012-1

Sequoia Mortgage Trust 2012-2

Sequoia Mortgage Trust 2012-3

Sequoia Mortgage Trust 2012-4

Sequoia Mortgage Trust 2012-5

Sequoia Mortgage Trust 2012-6

Sequoia Mortgage Trust 2013-1

Sequoia Mortgage Trust 2013-2

Sequoia Mortgage Trust 2013-3

Sequoia Mortgage Trust 2013-4

Sequoia Mortgage Trust 2013-5

Sequoia Mortgage Trust 2013-6

Sequoia Mortgage Trust 2013-7

Sequoia Mortgage Trust 2013-8

Sequoia Mortgage Trust 2013-9

Sequoia Mortgage Trust 2013-10

Sequoia Mortgage Trust 2013-11

Sequoia Mortgage Trust 2013-12

Sequoia Mortgage Trust 2014-1

Sequoia Mortgage Trust 2014-2

Sequoia Mortgage Trust 2014-3

Sequoia Mortgage Trust 2014-4

Sequoia Mortgage Trust 2015-1

Sequoia Mortgage Trust 2015-2

Sequoia Mortgage Trust 2015-3

Sequoia Mortgage Trust 2015-4

Sequoia Mortgage Trust 2016-1

Sequoia Mortgage Trust 2016-2

Sequoia Mortgage Trust 2016-3

Sequoia Mortgage Trust 2016-4

Sequoia Mortgage Trust 2017-1

Sequoia Mortgage Trust 2017-2

Sequoia Mortgage Trust 2017-3

Sequoia Mortgage Trust 2017-4

Sequoia Mortgage Trust 2017-5

Sequoia Mortgage Trust 2017-6

Sequoia Mortgage Trust 2017-7

Sequoia Mortgage Trust 2017-CH1

Sequoia Mortgage Trust 2017-CH2

Sequoia Mortgage Trust 2018-1

Sequoia Mortgage Trust 2018-2

Sequoia Mortgage Trust 2018-3

Sequoia Mortgage Trust 2018-4

Sequoia Mortgage Trust 2018-5

Sequoia Mortgage Trust 2018-6

Sequoia Mortgage Trust 2018-7

Sequoia Mortgage Trust 2018-8

Sequoia Mortgage Trust 2018-CH1

Sequoia Mortgage Trust 2018-CH2

Sequoia Mortgage Trust 2018-CH3

Sequoia Mortgage Trust 2018-CH4

Sequoia Mortgage Trust 2019-1

Acacia CDO 5, Ltd.

Acacia CDO 5, Inc.

Acacia CDO 7, Ltd.

Acacia CDO 7, Inc.

Acacia CDO 9, Ltd.

Acacia CDO 9, Inc.

Acacia CDO 10, Ltd.

Acacia CDO 10, Inc.

Acacia CDO 11, Ltd.

Acacia CDO 11, Inc.

Acacia CDO 12, Ltd.

Acacia CDO 12, Inc.

Acacia CRE CDO 1, Ltd.

Acacia CRE CDO 1, Inc.

Redwood Capital Trust I

RWT Financial, LLC

Greystone ESS Trust I

BDS RWT KS07 LLC

BDS RWT KW02 LLCBD IV NES Purchaser, LLC

BD IV TES Purchaser, LLC

MSR Black Diamond Advances (Depositor) IV, LLC

MSR Black Diamond Advances Issuer Trust IV

HGI RWT JV, LP

HGI RWT WLIF, LP

HGI RWT Finance, LLC

HGI RWT CE, LLC

Schedule 5

List of Qualified REIT Subsidiaries and Disregarded Entities

(* = Dissolved or Sold)
(** = Inactive)

Qualified REIT Subsidiaries

Sequoia Mortgage Funding Corporation

Redwood FinSec, Inc.

Redwood BPL Holdings, Inc.

Juniper Trust, Inc.*

Redwood Trust Japan, Ltd.*

Sycamore Trust, Inc.*

Tanoak Commercial Capital Corporation*

Disregarded Entities and Other REIT Entities

Redwood Capital Trust I

BPL Funding 1, LLC

BPL Funding 2, LLC

Redwood Capital Trust II**

Redwood TALF LLC *

RCMC Texan, LLC*

RCMC Broward, LLC*

RCMC Brick Row, LLC*

RCMC Ashlar, LLC*

Redwood Commercial Financing (TRS), LLC*

RWT Holdings Securities, LLC

RWT Securities, LLC

Redwood RPL Administrator, LLC

Redwood Subsidiary Holdings, LLC

RRAC Financing I Trust

RWT Financial, LLC

RRAC SPV-FN Trust

RRAC SPV-FN2 Trust

RRAC SPV-FRE Trust

RWT Risk Services, LLC*

RWT Financial Services, LLC*

RCMC Senior Financing, LLC*

RCMC Senior Financing, II, LLC*

RCMC MF-I, LLC*

RCMC One West, LLC*

RCMC/Malkin One West JV, LLC*

RCMC 2012-1 CREL1, LLC*

Redwood Commercial Financing (REIT) LLC*

RWT LLC*

Redwood Opportunity Fund LP*

Redwood Opportunity Master Fund LP*

RWT Value LLC*

Redwood Value Fund LP*

Redwood Value Master Fund LP*

Sequoia Mortgage Trust 1*

Sequoia Mortgage Trust 2*

Sequoia Mortgage Trust 3*

Sequoia Mortgage Trust 4*

Sequoia Mortgage Trust 5*

Sequoia Mortgage Trust 6*

Sequoia Mortgage Trust 7*

Sequoia Mortgage Funding Trust 2003-A*

Sequoia Mortgage Funding Trust 2004-A*

Sequoia HELOC Trust 2004-1*

Sequoia Mortgage Funding Company 2002-A*

Sequoia Mortgage Funding Company 2002-B*

Schedule 6

List of Taxable REIT Subsidiaries

(* = Dissolved, Sold or Inactive)

RWT Holdings, Inc.

RWT Holdings REIT, Inc.

Sequoia Residential Funding, Inc.

Redwood Asset Management, Inc.

Redwood Commercial Mortgage Corporation

Redwood Residential Acquisition Corporation

RRAC-NY Holdings, Inc.

Redwood Millennium Funding, Inc.

Juniper Holdings, Inc.*

Redwood Commercial Funding, Inc.*

Redwood Financial Services, Inc.*

Redwood Mortgage Funding, Inc.*

Redwood Offshore Opportunity Fund, LP*

Redwood Offshore Value Fund, LP*

Redwood Residential Funding, Inc.*

Tanoak Asset Management, Inc.*

Acacia CDO 1, Ltd.*

Acacia CDO 2, Ltd.*

Acacia CDO 3, Ltd.*

Acacia CDO 4, Ltd.*

Acacia CDO 5, Ltd.*

Acacia CDO 6, Ltd.*

Acacia CDO 7, Ltd.*

Acacia CDO 8, Ltd.*

Acacia CDO 9, Ltd.*

Acacia CDO 10, Ltd.*

Acacia CDO 11, Ltd.*

Acacia CDO 12, Ltd.*

Acacia CDO 13, Ltd.*

Acacia Option ARM 1 CDO, Ltd.*

Acacia CRE CDO 1, Ltd.*

Acacia CRE CDO 2, Ltd.*

Crest G-Star 2001-2A, Ltd.*

GSAA 2006-NIM8, LTD

Markov CDO I, Ltd*

Millstone III CDO, Ltd.*

Millstone IV CDO, Ltd.*

RESIX Finance Limited*

Madrona LLC*

Madrona Residential Funding LLC*

Annex A-1

[Form of Opinion and Negative Assurance Letter of Latham & Watkins LLP]

1.          The Registration Statement has become effective under the Act. With your consent, based solely on a review of the list of stop orders on the Commission’s website at http://www.sec.gov/litigation/stoporders.shtml, we confirm that no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated by the Commission. The Preliminary Prospectus has been filed in accordance with Rule 424(b) under the Act and the Prospectus has been filed in accordance with Rule 424(b) and 430B under the Act.

2.          The execution and delivery of the Underwriting Agreement and the issuance and sale of the Common Stock by the Company to you and the other Underwriters pursuant to the Underwriting Agreement do not on the date hereof:

(i)          result in the breach of or a default under any of the Specified Agreements; or

(ii)         violate any federal California or New York statute, rule or regulation applicable to the Company; or

(iii)        require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal, California or New York statute, rule or regulation applicable to the Company on or prior to the date hereof that have not been obtained or made.

3.          The statements in the Preliminary Prospectus and the Prospectus under the caption “Underwriting”, and the statements in, or incorporated by reference in, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 under the captions “Executive Compensation — Potential Payments upon Termination or Change of Control” (only with respect to the first fifteen paragraphs thereof) and “Legal Proceedings,” insofar as they purport to describe or summarize certain provisions of the documents referred to therein, are accurate descriptions or summaries in all material respects.

4.          The Registration Statement at January 29, 2019, including the information deemed to be a part thereof pursuant to Rule 430B under the Act, the Preliminary Prospectus, as of its date, and the Prospectus, as of its date, each appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-3 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements, schedules, or other financial data, included in, incorporated by reference in, or omitted from, the Registration Statement, Preliminary Prospectus or the Prospectus. For purposes of this paragraph, we have assumed that the statements made in the Registration Statement, Preliminary Prospectus and the Prospectus are correct and complete.

5.          Each of the Incorporated Documents, as of its respective filing or effective date, appeared on its face to be appropriately responsive in all material respects to the applicable form requirements for reports on Forms 10-K, 10-Q and 8-K, and proxy statements under Regulation 14A, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or the financial statements, schedules, or other financial data, included in, incorporated by reference in, or omitted from, such reports. For purposes of this paragraph, we have assumed that the statements made in the Incorporated Documents are correct and complete.

* * * *

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in, or incorporated by reference in, the Registration Statement, the Preliminary Prospectus, the Pricing Information, the Prospectus or the Incorporated Documents (except to the extent expressly set forth in the numbered paragraph 3 of our letter to you of even date and in our letter to you of even date with respect to certain tax matters), and have not made an independent check or verification thereof (except as aforesaid). However, in the course of acting as special counsel to the Company in connection with the preparation by the Company of the Registration Statement, the Preliminary Prospectus, the Pricing Information and the Prospectus, we reviewed the Registration Statement, the Preliminary Prospectus, the Pricing Information, the Prospectus and the Incorporated Documents, and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives and your counsel, during which conferences and conversations the contents of the Registration Statement, the Preliminary Prospectus, the Pricing Information and the Prospectus (and portions of certain of the Incorporated Documents) and related matters were discussed. We also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants, and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

Based on our participation, review and reliance as described above, we advise you that no facts came to our attention that caused us to believe that:

•	the Registration Statement, at the time it became effective on January 29, 2019, including the information deemed to be a part of the Registration Statement pursuant to Rule 430B under the Act (together with the Incorporated Documents at that time), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

•	the Preliminary Prospectus, as of 5:20 p.m., Eastern Standard Time, on January 29, 2019 (together with the Incorporated Documents at that date), when taken together with the Pricing Information, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

•	the Prospectus, as of its date or as of the date hereof (together with the Incorporated Documents at those dates), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that we express no belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Registration Statement, the Preliminary Prospectus, the Pricing Information, the Prospectus or the Incorporated Documents.

Annex A-2

[Form of Tax Opinion of Latham & Watkins LLP]

1.          Commencing with the Company’s taxable year ended December 31, 2011, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code; and

2.          The statements in Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 19549100) filed with the Commission on January 29, 2019 (the “January Current Report”) under the heading “Material U.S. Federal Income Tax Considerations,” as supplemented by the statements in the Preliminary Prospectus Supplement and the Final Prospectus Supplement under the heading “Supplemental U.S. Federal Income Tax Considerations,” insofar as such statements purport to constitute summaries of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

Annex A-3

[Form of Opinion of Venable LLP]

1.          Each of the Company and RWT Holdings Sub is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT, with corporate power to own, lease and operate its properties and to conduct its business in all material respects as described in the Registration Statement, the Preliminary Prospectus and the Prospectus under the heading “Prospectus Supplement Summary—About Redwood Trust, Inc.”

2.          The authorized, issued and outstanding stock of the Company is as set forth in the Preliminary Prospectus and the Prospectus under the heading “Capitalization.” The shares of Common Stock of the Company issued and outstanding as of the date hereof immediately prior to the issuance of the Shares (the “Outstanding Shares”) have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of, or subject to, any preemptive or similar rights arising under the Maryland General Corporation Law (the “MGCL”) or the Company Charter or the Company Bylaws. The stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Preliminary Prospectus and the Prospectus under the headings “General Description of Securities,” “Description of Common Stock” and “Description of Preferred Stock.”

3.          The shares of stock of RWT Holdings Sub issued and outstanding as of the date hereof have been duly authorized and validly issued and are fully paid and nonassessable, and have not been issued in violation of, or subject to, any preemptive or similar rights arising under the MGCL, the Holdings Charter or the Holdings Bylaws, and are owned by the Company (excluding the shares of preferred stock issued by RWT Holdings Sub).

4.          The Company has the corporate power to execute and deliver the Underwriting Agreement and to perform its obligations thereunder.

5.          The execution and delivery of the Underwriting Agreement have been duly authorized by the Company. The Underwriting Agreement has been duly executed and delivered by the Company.

6.          The issuance of the Shares has been duly authorized and, when issued and delivered by the Company in accordance with the Resolutions and the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable, and will not have been issued in violation of, or subject to, any preemptive or similar rights arising under the MGCL or the Company Charter or the Company Bylaws.

7.          The Common Stock Certificate complies with the applicable requirements of the MGCL and with any applicable requirement under the Company Charter and the Company Bylaws.

8.          The execution, delivery and performance by the Company of the Underwriting Agreement, the compliance by the Company with the terms thereof, and the issuance and sale of the Shares will not (a) violate the provisions of the Company Charter, the Company Bylaws, the Holdings Charter or the Holdings Bylaws or (b) result in the violation of any Maryland statute, rule or regulation, or, so far as is known to us, judgment or order applicable to the Company of any court or governmental or regulatory authority of the State of Maryland (other than any statute, rule, regulation, judgment or order in connection with the securities laws of the State of Maryland, as to which no opinion is expressed hereby) except, in the case of clause (b) above, for such violation that would not, individually or in the aggregate, have a Material Adverse Effect.

9.          No consent, approval, authorization, order, registration or qualification of or with any court or governmental or regulatory authority of the State of Maryland is required for the execution, delivery and performance by the Company of the Underwriting Agreement, the compliance by the Company with the terms thereof or the issuance and sale of the Shares except such as have been obtained or made, if any (other than any consent, approval, authorization, order, registration or qualification in connection with the securities laws of the State of Maryland, as to which no opinion is expressed hereby).

10.         The statements (a) in the Preliminary Prospectus and the Prospectus under the headings “Risk Factors—Provisions of Maryland law, our charter and bylaws may impede or discourage a takeover, which could cause the market price of our common stock to decline,” “General Description of Securities,” “Description of Common Stock,” “Description of Preferred Stock,” “Restrictions on Ownership and Transfer and Repurchase of Shares” and “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” (b) in the Form 10-K under the heading “Risk Factors—Provisions in our charter and bylaws and provisions of Maryland law may limit a change in control or deter a takeover that might otherwise result in a premium price being paid to our shareholders for their shares in Redwood” and “Risk Factors—The ability to take action against our directors and officers is limited by our charter and bylaws and provisions of Maryland law and we may (or, in some cases, are obligated to) indemnify our current and former directors and officers against certain losses relating to their service to us” and (c) in the Registration Statement in Item 15, to the extent that they constitute summaries of the terms of the stock of the Company, matters of Maryland law or the Company Charter or the Company Bylaws, are accurate in all material respects.

11.         Based solely on the Officer’s Certificate and upon any facts otherwise known to us, there is no action, litigation, arbitration or mediation pending (in which service of process has been received by an employee of the Company) before any court, arbitrator, mediator or administrative body against the Company that challenges the validity or enforceability, or seeks to enjoin the performance, of the Underwriting Agreement.

Annex A-4

[Form of Opinion of Weintraub Tobin Chediak Coleman Grodin Law Corporation]

1.          Each subsidiary of the Company listed on Schedule 1 hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation, and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

2.          The Company and each of the Subsidiaries is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

3.          All the outstanding shares of capital stock or other equity interests of each Subsidiary have been duly and validly authorized and issued, and are fully paid and non-assessable, and have not been issued in violation of or subject to any preemptive or similar rights.

4.          The execution, delivery and performance by the Company of the Underwriting Agreement, the compliance by the Company with the terms thereof, the issuance and sale of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement or the Time of Sale Information and the Prospectus will not (i) result in any violation of the provisions of the certificate of formation or bylaws or similar organizational documents of any of the Subsidiaries, (ii) result in the violation of any law or statute or any judgment, order or regulation of any court or arbitrator or governmental or regulatory authority, or (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any of the agreements listed in Schedule 2 hereto, except, in the case of clauses (ii) and (iii) above, for such violation, conflict, breach, default, creation or imposition that would not, individually or in the aggregate, have a Material Adverse Effect.

5.          To the best of our knowledge, except as described in the Registration Statement, the Time of Sale Information or the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which any Subsidiary is or may be a party or to which any property of any Subsidiary is or may be the subject which, individually or in the aggregate, if determined adversely to the Subsidiary, could reasonably be expected to have a Material Adverse Effect; and to the best of our knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

6.          The statements in the Company’s Annual Report under the heading “Risk Factors – Conducting our business in a manner so that we are exempt from registration under and compliance with the Investment Company Act of 1940 may reduce our flexibility and could limit our ability to pursue certain opportunities. At the same time, failure to continue to qualify for exemption from the Investment Company Act could adversely affect us” to the extent that they constitute summaries of matters of law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

7.          Neither the Company nor any of the Subsidiaries, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

Annex B

Issuer Free Writing Prospectus

1.	None.

Annex C

Price-Related Information Provided Orally by Underwriters

Public offering price: Variable price offering on an investor by investor basis

Number of Underwritten Securities: 10,000,000

Number of Option Securities: 1,500,000

Settlement Date: February 1, 2019

Exhibit A

FORM OF LOCK-UP AGREEMENT

January 29, 2019

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

Credit Suisse Securities (USA) LLC

Goldman Sachs & Co. LLC

As Representatives of the

several Underwriters listed

in Schedule 1 to the Underwriting

Agreement referred to below

c/o Wells Fargo Securities, LLC

375 Park Avenue, 4th Floor

New York, New York 10152

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Credit Suisse Securities (USA) LLC

11 Madison Avenue

New York, New York 10010

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282

Re:	REDWOOD TRUST, INC. — Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Redwood Trust, Inc., a Maryland corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule 1 to the Underwriting Agreement (the “Underwriters”), of an aggregate of 10,000,000 shares of common stock, par value $0.01 (the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not, during the period from the date of this Letter Agreement through and including the date that is 45 days after the date of the prospectus (the “Restricted Period”) relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $0.01 per share par value, of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or publicly announce the intention to do any of the foregoing, or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

Notwithstanding the foregoing prohibitions, the undersigned may transfer Common Stock: (1) to an immediate family member; (2) to one or more trusts of which the sole beneficiaries thereof are the undersigned and/or the undersigned’s immediate family members; (3) as a bona fide gift or gifts; (4) in a transaction consummated in accordance with a contract, instruction or plan satisfying the requirements of Rule 10b5-1 under the Exchange Act (a “10b5-1 Plan”) and existing or entered into prior to the date hereof; (5) pursuant to a domestic order or a negotiated divorce settlement; and (6) to the Company in satisfaction of any tax withholding obligations pursuant to the terms of any equity compensation plan or arrangement; provided, however, that in the case of any transfer pursuant to (1), (2) or (3) above, it shall be a pre-condition to such transfer that (a) the transferee or donee has agreed in writing with the Representatives to be bound by the terms of this Letter Agreement, (b) no filing by any party (transferor, transferee, donor or donee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D/A or 13G/A) made after the expiration of the Restricted Period) and (c) each party (transferor, transferee, donor or donee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer.

In addition, notwithstanding such foregoing prohibitions, the undersigned shall be permitted to establish a 10b5-1 Plan meeting the requirements of Rule 10b5-1(c)(1) at any time during the Restricted Period, provided that, prior to the expiration of the Restricted Period, (x) the undersigned shall not transfer or sell any securities under such 10b5-1 Plan, and (y) no public announcement or filing shall be made in connection with the establishment of such 10b5-1 Plan.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF STOCKHOLDER]

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